SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 April 18, 1997

                             GREENLAND CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



               017833                                  87-0439051
      (Commission File Number)           (I.R.S. Employer Identification Number)

                               7084 Miramar Road
                              San Diego, CA 92121
              (Address and zip code of principal executive offices

                                 (619) 566-9604
              (Registrant's telephone number, including area code)






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)  Exhibits.

         4(a). Form of 10% Convertible Debenture due April 30, 1999

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         On April 9, 1997 the Registrant sold $600,000 in aggregate principal amount of 10% Convertible Debentures due April 30, 1999 under Regulation S.
Sales commissions of 15% were paid. The Series B Convertible Debentures is convertible into common stock at the lower of $.186 per share or 62% of the closing bid price of the common stock averaged over the five days prior to conversion.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            GREENLAND CORPORATION



                                            By: /s/ Eric W. Gaer
                                            Eric W. Gaer
                                            President
                                            April 18, 1996



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Signature           Title                                        Date


/s/Kevin G. Smith   Chairman of the Board of Directors
Kevin G. Smith      and Chief Financial Officer                  April 18, 1996


/s/Eric W. Gaer     President and Chief Executive Officer
Eric W. Gaer                                                     April 18, 1996







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                              GREENLAND CORPORATION
                                    FORM 8-K
                                 APRIL 18, 1997

                                  EXHIBIT 4(a)
                                FORM OF DEBENTURE

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT IS AVAILABLE. THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

No. 4                                                              $10,000 U.S.

                              GREENLAND CORPORATION

              10% CONVERTIBLE SECURED DEBENTURE DUE APRIL 30, 1999

         THIS DEBENTURE is one of a duly authorized issue of Debentures of GREENLAND CORPORATION, a corporation duly organized and existing under the laws of the State of Nevada (the "Company") designated as its 10% Convertible Debentures Due April 30, 1999, in an aggregate principal amount not exceeding $600,000 U.S.

         FOR VALUE RECEIVED, the Company promises to pay to ________________, the registered holder hereof (the "Holder"), the principal sum of Ten Thousand Dollars ($10,000 U.S.), on April 30, 1999, (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears on the Maturity Date, at the rate of 10% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate as the due date of the interest payment until paid. The interest so payable will be paid on the Maturity Date to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the tenth day prior to the Maturity Date; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Offshore Securities Subscription Agreement executed by the original Holder. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private

                             (continued on reverse)

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.
                                            GREENLAND CORPORATION

Dated:   April 8, 1997                      By:



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debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted unless such check is not paid at par.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Ten Thousand Dollars ($10,000 U.S.) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration of transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"). Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. The Company covenants and agrees, and each holder of Debentures, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Debentures and the payment of the principal thereof and interest thereon shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all "Senior Indebtedness." The term "Senior Indebtedness" of the Company shall mean (i) the principal of and accrued and unpaid interest on all indebtedness of the Company, whether outstanding on the date of issuance of this Debenture or thereafter created, incurred, or assumed, for money borrowed from one or more banks, insurance companies, financial institutions, or other persons which regularly engage in lending money, unless such indebtedness shall, in the instrument creating the same, be specifically designated as not being senior in right of payment to the Debentures; and (ii) any modifications, renewals, extensions, deferrals, and refundings of any such indebtedness, liabilities, or obligations; provided, however, that Senior Indebtedness shall not be deemed to include any obligation of the Company in connection with extensions of credit by trade creditors and suppliers.

         5. The Holder of this Debenture is entitled, at its option, at any time commencing on May 18, 1997, until maturity hereof to convert the principal amount of this Debenture or any portion of the principal amount hereof which is at least Ten Thousand Dollars ($10,000 U.S.) or, if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less than Ten Thousand Dollars ($10,000 U.S.), then the whole amount thereof, plus accrued but unpaid interest thereon, into Shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to the lesser of (a) sixty-two percent (62%) of the Market Price of the Company's Com mon Stock averaged over the five trading days prior to the date of conversion, or (b) $.186. For purposes of this Section 4, the Market Price shall be the closing bid price of the Common Stock, as reported by the Electronic Bulletin Board sponsored by the National Association of Securities Dealers or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on the exchange, as reported in the Wall Street Journal. Such conversion shall be effectuated by surrendering the Debentures to be converted to the Company, at 7084 Miramar Road, San Diego, California 92121, facsimile (619) 566-9796 with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if such shares are to be issued in a name other than Holder, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion may be waived by the Holder. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company, or, if earlier, the date set forth in such notice of conversion if this Debenture is received by the Company within two business days' thereafter.

         6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally and ratably with all other Debentures now or hereafter issued under the terms set forth herein.

         7. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         8. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

         9. This Debenture shall be governed by and construed in accordance with the laws of the State of Nevada.



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                                    EXHIBIT A

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

         The  undersigned   hereby  irrevocably  elects  to  convert  the  above
Debenture No. ________ into Shares of Common Stock of Greenland Corporation (the Company") according to the conditions hereof, as of the date written below.


         The undersigned represents that it is not a U. S. Person as defined in Regulation S promulgated under the Act and is not converting the Debenture on behalf of any U.S. Person.



                                                     Date of Conversion*



                                                     Applicable Conversion Price



                                                     Signature


                                                     Name

                                                     Address:





* This original Debenture and Notice of Conversion must be received by the Company by the second business day following the Date of Conversion.